Exhibit 99.1

AEGION

Stronger. Safer. Infrastructure.®

Investor Book

Summer 2018

Safe Harbor

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. The Company makes forward-looking statements in this presentation that represent the Company's beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to Aegion and on management's beliefs, assumptions, estimates or projections and are not guarantees of future events or results. When used in this document, the words "anticipate," "estimate," "believe," "plan," "intend, "may," "will" and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the "Risk Factors" section of Aegion's Annual Report on Form 10-K for the year ended December 31, 2017, filed with the Securities and Exchange Commission on March 1, 2018, and in subsequently filed documents. In light of these risks, uncertainties and assumptions, the forward-looking events may not occur. In addition, Aegion's actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, Aegion does not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by Aegion from time to time in Aegion's filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by Aegion in this presentation are qualified by these cautionary statements.

Information regarding the impact of the Tax Cuts and Jobs Act consists of preliminary estimates which are forward-looking statements and are subject to change, possibly materially. Information regarding the impacts of the Tax Cuts and Jobs Act is based on our current calculations, as well as our current interpretations, assumptions and expectations, which are subject to further change.

About Non-GAAP Financial Measures

Aegion has presented certain information in this presentation excluding certain items that impacted income, expense and earnings per share. The adjusted earnings per share in the six months ended June 30, 2018 and 2017 exclude charges related to the Company's restructuring efforts, acquisition and divestiture-related activities and credit facility amendment fees. The adjusted earnings per share in the years ended December 31, 2017 and 2016 exclude charges related to the Company's restructuring efforts, goodwill and intangible asset impairments, acquisition and divestiture-related activities, impacts from the Tax Cuts and Jobs Act, impacts from 2016 legal settlements and reversal of a contingency reserve.

Aegion management uses such non-GAAP information internally to evaluate financial performance for Aegion's operations because Aegion's management believes such non-GAAP information allows management to more accurately compare Aegion's ongoing performance across periods. As such, Aegion's management believes that providing non-GAAP financial information to Aegion's investors is useful because it allows investors to evaluate Aegion's performance using the same methodology and information used by Aegion management.

Aegion Offers Compelling Investment Opportunity



Aegion protects, rehabilitates and maintains critical pipeline infrastructure around the world



Recognized leader offering market-driven solutions through integrated manufacturing and engineering expertise



Focused strategy to position Aegion in the right markets to deliver sustainable growth in shareholder value

AEGION
Stronger. Safer. Infrastructure.

Aegion Delivers Comprehensive and Innovative Market-Driven Solutions







MUNICIPAL WATER & WASTEWATER

- InsituMain® & Insituform® CIPP
- iPlus® Composite
- iPlus Infusion®
- Tite Liner® HDPE
- Fusible PVC® pipe
- Tyfo® system
- Cathodic protection for water storage tanks

MIDSTREAM OIL & GAS PIPELINES

- Cathodic protection
- Coating applications
- HDPE lining systems
- Asset integrity management platform
- Robotic field joint coating
- Field services

WEST COAST REFINERY MARKET

- Refinery maintenance
- Safety services
- Turnarounds
- Construction
- Specialty services

AEGION™
Stronger. Safer. Infrastructure.®

Aegion Provides Pipeline and Infrastructure Assessment, Rehabilitation and Maintenance to Customers Throughout the World

$1.4** billion in Record 2017 Revenues with a Presence in More Than **80 Countries on Six Continents

INFRASTRUCTURE SOLUTIONS: $612 million *(2017 revenues)*





- Serving global municipal water and wastewater markets through trenchless solutions pipe rehabilitation
- Pioneered cured-in-place pipe (CIPP) in 1970s; North America market leader today
- Structural strengthening through engineered solutions and product sales

CORROSION PROTECTION: $456 million *(2017 revenues)*





- Serving midstream oil and gas pipeline markets through corrosion prevention and integrity management
- Leading North America provider of cathodic protection services
- Utilizing technology to expand services and help customers comply with regulations

ENERGY SERVICES: $291 million *(2017 revenues)*





- Serving West Coast refinery market through industrial facility maintenance and increasing specialty service offerings
- Leading third-party provider of maintenance services in 14 out of 17 West Coast refineries

Reshaping the Portfolio to Position Aegion in the Right End Markets with the Right Earnings Profile

2016
- Reduced Upstream Exposure in Energy Services & Corrosion Protection

2017
- Exited North America Non-Pipe Contract Application of Tyfo® System
- Restructured CIPP Operations in Australia & Denmark
- Addressed North America Cathodic Protection Underperformance

2018
- Reducing Earnings Volatility Through Bayou Divestiture
- Exiting Denmark & Australia CIPP Contracting Operations
- Performing Further Comprehensive Review of International Footprint



Return on Invested Capital
Earnings Stability
Cash Flow Generation
Portfolio Assessment Criteria
Market Risk
Operating Leverage
Operational Risk

AEGION
Stronger. Safer. Infrastructure.

Rebalanced Earnings Profile to Match Market Dynamics and Reduce Earnings Volatility

Revenue Mix


2014
2% Mining
16% Downstream
19% Midstream
17% Upstream
46% Municipal Water & Wastewater & Other
Impacted by depressed oil prices
2018
2% Mining
25% Downstream
18% Midstream
4% Upstream
51% Municipal Water & Wastewater & Other

Total Revenues


$1.3B
"Flat with 2017"
2014
2018P
Upstream exposure
Revenues excluding upstream

Following the targeted sale of Bayou, Aegion will have shed ~$250M of revenues in upstream exposure since 2014, offset by growth in more stable end markets

~60% of Consolidated Revenues Typically Generated from Recurring Sources

~85% Generated from Existing Infrastructure Need, Making Aegion Less Dependent on New Construction & Related Stimulus

AEGION
Stronger. Safer. Infrastructure.

Infrastructure Solutions' Wastewater Rehabilitation Market Offers Global Reach, Multiple Growth Opportunities

North American municipal wastewater pipeline rehabilitation is Aegion's largest market


33%

Consolidated revenues in 2017


39%

Consolidated adjusted[1] gross profit in 2017

- Current initiatives focused on expanding North America footprint by targeting underserved regions in North America

North American Wastewater CIPP Market	
Addressable market	>$1 billion
Annual growth rate	Low single digits
Market characterization	Aegion is market leader

Wastewater CIPP Rehabilitation Global Footprint


Hong Kong
Singapore

Additional Opportunities for Growth:

- Global third-party product sales
- Productivity improvements to increase margins, in addition to exiting contracting activities at select international operations (Australia, Denmark & India)

[1]*Adjusted (non-GAAP) reconciliation can be found in the Appendix*

AEGION
Stronger. Safer. Infrastructure.

Favorable Market Conditions and Internal Investments Support a Positive Outlook for Aegion’s Pressure Pipe Portfolio

Pressure Pipe Portfolio Provides Customers with Comprehensive Solutions



InsituMain® CIPP

Cured-in-place pipe



Fusible PVC® pipe

Pipe bursting, sliplining, horizontal directional drilling



Tyfo® system

Fiber-reinforced polymer



Tite Liner® system

HDPE lining

(part of Corrosion Protection)

North American Pressure Pipe Market

Addressable market	>$1 billion
Annual growth rate	Mid-single digits
Market characterization	Fragmented with various alternative solutions

Current Initiatives

- R&D efforts under way to develop leak-free robotic mechanical lateral reinstatement technology
- Partner with North America municipal engineering community to promote the benefits of trenchless pressure pipe rehabilitation

AEGION
Stronger. Safer. Infrastructure.

Corrosion Protection Segment Offers Market-Leading Pipe Protection Technologies



Tite Liner®
THERMOPLASTIC LINING (HDPE)
INTERNAL FIELD JOINT COATING
INTERNAL COATING
EXTERNAL FIELD JOINT COATING
EXTERNAL COATING
CATHODIC PROTECTION

Upstream Oil & Gas and Mining Pipeline Protection

Tite Liner® Pipe Lining System

- Protects oil, gas and mining pipelines from corrosive and abrasive materials
- Tite Liner® system is also part of the pressure pipe portfolio for municipal pipeline rehabilitation

Coating Services

- External pipe weld coatings
- Robotics for internal pipe weld coatings

Midstream Oil & Gas Pipeline Maintenance

Cathodic Protection Services

- Over 50 percent of 2017 segment revenues
- Primarily midstream oil & gas pipeline maintenance
- Pipeline inspection services to monitor corrosion
- Leading corrosion engineering firm

AEGION™
Stronger. Safer. Infrastructure.®

Asset Integrity Management Technology is a Vehicle to Expand Cathodic Protection Services with Top Customers

Cathodic Protection Services

- Differentiating portfolio through technology-based services and analytics built around engineering expertise
- Pipeline inspection activities typically result in additional work for Corrosion Protection's other services, including engineering, system installation and corrosion remediation
- Aegion well positioned to help customers comply with requirements for ***"traceable, verifiable and complete"*** data

Over one million miles of regulated pipelines in North America

North American Cathodic Protection Services Market	
Addressable market	>$1 billion
Annual growth rate	Mid-single digits
Market characterization	Aegion is the largest player in a fragmented market



2
Digitized into a central repository
1
Field data collected
3
Customers can access data on demand
ASSET INTEGRITY MANAGEMENT
We are improving the data gathering process to increase accuracy and speed data transfer.

Surveyed nearly 25,000 miles of pipelines in 2017

- System contains more than 25,000 miles of pipeline data loaded across 30 customers
- Expect to add all 2018 pipeline survey data to the database
- Data from multiple years allows trend analysis and provides customers a more robust view of pipeline integrity issues
- Technology has reduced survey cycle time delivery to the customer by more than 70%

AEGION™
Stronger. Safer. Infrastructure.®

Energy Services Segment Positioned to Deliver Improving Operating Income and Cash Flows with Levers for Growth

Aegion is the lead third-party maintenance provider in 14 of the top 17 West Coast refineries



Refinery locations

1

Complete trade union labor transitions to further strengthen customer partnerships; Optimize post-transition phase overhead structure

2

Capture additional "white space" through further penetration of core service offerings in existing refineries

3

Expand service offerings in safety, turnarounds, electrical and instrumentation, scaffolding and small cap construction

Refinery Fundamentals

- California ranks 3rd and Washington 5th in U.S. oil refining capacity
- West Coast oil refinery utilization is over 90 percent
- Aging infrastructure

andeavor Chevron VALERO bp PBF Energy PHILLIPS 66 Shell

Aegion Targeting 2018 Adjusted EPS Improvement of More Than 30% on Market Strength & Improved Operational Discipline

2018 Keys to Success

1. Maintain North America CIPP share and margins
2. Successfully execute Middle East coating projects
3. Improve project execution and margins within U.S. cathodic protection
4. Maintain strong operational discipline and improve margins at Energy Services
5. Improve profitability at or exit underperforming operations

2018 Segment Outlook



$612.2M
7.1%

FY'17 Revenues & Adjusted Operating Margins

Infrastructure Solutions

- Revenues expected to grow in the low to mid-single digit range
- Adjusted operating margins expected to improve 50 to 100 basis points



$456.1M
4.5%

FY'17 Revenues & Adjusted Operating Margins

Corrosion Protection

- Revenues expected to decline 10 to 15%, reflecting lost top-line contribution from large deepwater coating and insulation project; Excluding the project, revenues projected to increase 15%
- Adjusted operating margins expected to be 3.5 to 4.0%



$290.7M
2.1%

FY'17 Revenues & Operating Margins

Energy Services

- Targeting mid- to upper single digit revenue growth in 2018
- Operating margins expected to improve 75 to 150 basis points

Adjusted (non-GAAP) reconciliation can be found in the Appendix.
2017 Adjusted EPS was $1.03.

AEGION Stronger. Safer. Infrastructure.

Aegion Maintaining Financial Strength Through Healthy Cash Flow Generation & Disciplined Capital Allocation

Strong History of Cash Generating Efficiency

(% of Adjusted Net Income[1])



178%
125%
157%
94%
280%
217%
189%
89%
191%
102%
2013
2014
2015
2016
2017
Operating Cash Flow
Free Cash Flow

[1]Adjusted (non-GAAP) reconciliation can be found in the Appendix

Capital Allocation Priorities for 2018



Strong Cash Flow
Debt Repayment
Targeting leverage less than 3x
Capital Spend
Expect 2018 capex of $30M - $35M
Share Repurchases
Approved for $30M in FY'18; Actuals based on market price
M&A
Targeting organic growth; Will employ disciplined approach to drive value

AEGION
Stronger. Safer. Infrastructure.

Management Focused on Creating Long-Term Shareholder Value

Aegion's 2016 Three-Year Financial Targets

EPS GROWTH:
LOW TO MID-DOUBLE DIGITS

REVENUE GROWTH:
LOW TO MID-SINGLE DIGITS

OPERATING MARGINS:
AT LEAST 7 PERCENT BY 2019


AVERAGE
THREE-YEAR
GROWTH
TARGETS

OPERATING CASH FLOW:
> THAN 2x NET INCOME

FREE CASH FLOW:
> THAN 1x NET INCOME

RETURN ON INVESTED CAPITAL:
APPROACHING 10 PERCENT BY 2019*

Growth targets based off 2016 adjusted results; Targets communicated in October 2016 for growth to be achieved in the 2017 – 2019 timeframe.

**ROIC long-term target adjusted to 10% versus 9% previously, to reflect approximately 100 basis points of estimated improvement due to lower effective tax rate as a result of recent U.S. tax reform*

Appendix

1H'18 Non-GAAP Reconciliation

(in USD thousands, except per share information)	As Reported (GAAP)	Restructuring Charges (1)	Acquisition/ Divestiture Related Expenses (2)	Credit Facility Fees (3)	As Adjusted (Non-GAAP)
Operating Expenses	$ 110,364	$ (4,828)	$ —	$ —	$ 105,536
Acquisition and Divestiture Expenses	1,224	—	(1,224)	—	—
Restructuring and Related Charges	3,329	(3,329)	—	—	—
Operating Income	17,640	8,157	1,224	—	27,021
Interest Expense	(9,366)	—	—	1,789	(7,577)
Income before Taxes	7,615	8,157	1,224	1,789	18,785
Taxes on Income	1,893	1,021	275	472	3,661
Net Income	5,722	7,136	949	1,317	15,124
Net Income (attributable to Aegion Corporation)	$ 5,852	$ 7,136	$ 949	$ 1,317	$ 15,254
Diluted Earnings per Share	$ 0.18	$ 0.21	$ 0.03	$ 0.04	$ 0.46

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for operating expenses of $4,828 primarily related to wind-down expenses, reserves for potentially uncollectible receivables, fixed asset disposals and other restructuring-related charges; and (ii) pre-tax restructuring and related charges of $3,329 related to employee severance, extension of benefits, employment assistance programs and early lease and contract termination costs.

(2) Includes non-GAAP adjustments primarily related to expenses incurred in connection with the Company's acquisition of Hebna and planned divestitures of Bayou and the CIPP operations in Australia.

(3) Includes non-GAAP charges related to certain out-of-pocket expenses and acceleration of certain unamortized fees associated with amending the Company's credit facility.

AEGION™
Stronger. Safer. Infrastructure.®

1H'17 Non-GAAP Reconciliation

(in USD thousands, except per share information)	As Reported (GAAP)	Restructuring Charges (1)	Acquisition Related Expenses (2)	As Adjusted (Non-GAAP)
Cost of Revenues	$ 532,468	$ (156)	$ —	$ 532,312
Gross Profit	147,180	156	—	147,336
Operating Expenses	110,855	(34)	—	110,821
Acquisition-Related Expenses	533	—	(533)	—
Operating Income	35,792	190	533	36,515
Income before Taxes	27,029	190	533	27,752
Taxes on Income	7,098	235	108	7,441
Net Income	19,931	(45)	425	20,311
Net Income (attributable to Aegion Corporation)	$ 16,971	$ (45)	$ 425	$ 17,351
Diluted Earnings per Share	$ 0.50	$ -	$ 0.01	$ 0.51

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $156 related to the write-off of certain other assets; and (ii) pre-tax restructuring charges for operating expenses of $34 related to wind-down and other restructuring-related charges, net of the reversal of reserves for potentially uncollectible receivables.

(2) Includes non-GAAP adjustments related to expenses incurred in connection with the Company's acquisition of Environmental Techniques and other potential acquisition activity pursued by the Company during the period.

FY'17 Non-GAAP Reconciliation

(in USD thousands, except per share information)	As Reported (GAAP)	Restructuring Charges (1)	Long-Lived Asset and Goodwill Impairments (2)	Acquisition/ Divestiture Related Expenses (3)	Tax Cuts and Jobs Act (4)	As Adjusted (Non-GAAP)
Cost of Revenues	$ 1,074,207	$ (156)	$ —	$ —	$ —	$ 1,074,051
Gross Profit	284,812	156	—	—	—	284,968
Operating Expenses	225,826	(11,017)	—	—	—	214,809
Goodwill Impairment	45,390	—	(45,390)	—	—	—
Definite-lived Intangible Asset Impairment	41,032	—	(41,032)	—	—	—
Acquisition and Divestiture Expenses	2,923	—	—	(2,923)	—	—
Restructuring and Related Charges	12,814	(12,814)	—	—	—	—
Operating Income (Loss)	(43,173)	23,987	86,422	2,923	—	70,159
Other Income/(Expense)	(2,201)	—	—	161	—	(2,040)
Income (Loss) before Taxes	(61,230)	23,987	86,422	3,084	—	52,263
Taxes on Income (Loss)	5,005	3,206	7,806	1,068	(2,426)	14,659
Net Income (Loss) (attributable to Aegion Corporation)	$ (69,054)	$ 20,781	$ 78,616	$ 2,016	$ 2,426	$ 34,785
Diluted Earnings (Loss) per Share	**$ (2.08)**	**$ 0.62**	**$ 2.35**	**$ 0.06**	**$ 0.08**	**$ 1.03**

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $156 related to the write-off of certain other assets; (ii) pre-tax restructuring charges for operating expenses of $11,017 primarily related to wind-down and other restructuring-related charges; and (iii) pre-tax restructuring and related charges of $12,814 related to employee severance, extension of benefits, employment assistance programs and early lease and contract termination costs.

(2) Includes non-GAAP adjustments related to pre-tax charges for: (i) goodwill impairment of $45,390 for the Fyfe reporting unit; and (ii) definite-lived intangible asset impairment of $41,032 for Fyfe North America.

(3) Includes non-GAAP adjustments primarily related to expenses incurred in connection with the Company's acquisition of Environmental Techniques and the Company's planned divestiture of Bayou.

(4) Includes non-GAAP adjustments related to additional income tax charges incurred as a result of the Tax Cuts and Jobs Act.

FY'16 Non-GAAP Reconciliation

(in USD thousands, except per share information)	As Reported (GAAP)	Restructuring Charges (1)	Acquisition-Related Expenses (2)	Litigation Settlement (3)	Reversal of Contingency Reserve (4)	As Adjusted (Non-GAAP)
Cost of Revenues	$ 968,756	$ (333)	$ (3,572)	$ —	$ —	$ 964,851
Gross Profit	253,164	333	3,572	—	—	257,069
Operating Expenses	197,099	(6,179)	—	—	2,336	193,256
Gain on Litigation Settlement	(6,625)	—	—	6,625	—	—
Acquisition-Related Expenses	2,696	—	(2,696)	—	—	—
Restructuring and Related Charges	9,168	(9,168)	—	—	—	—
Operating Income	50,826	15,680	6,268	(6,625)	(2,336)	63,813
Other Income/(Expense)	(694)	248	—	—	—	(446)
Income before Taxes	35,269	15,928	6,268	(6,625)	(2,336)	48,504
Taxes on Income	6,109	5,701	1,902	(2,643)	(878)	10,191
Net Income (attributable to Aegion Corporation)	$ 29,488	$ 10,227	$ 4,366	$ (3,982)	$ (1,458)	$ 38,641
Diluted Earnings per Share	**$ 0.84**	**$ 0.29**	**$ 0.12**	**$ (0.11)**	**$ (0.04)**	**$ 1.10**

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $333 related to the write-off of certain other assets; (ii) pre-tax restructuring charges for operating expenses of $6,179 related to wind-down and other restructuring-related charges; (iii) pre-tax restructuring and related charges of $9,168 related to employee severance, extension of benefits, employment assistance programs and early lease termination costs; and (iv) pre-tax restructuring charges for other expense of $248 related to the release of cumulative currency translation adjustments.

(2) Includes the following non-GAAP adjustments: (i) inventory step up expense of $3,572 for cost of revenues recognized as part of the accounting for business combinations in connection with the Company's acquisition of Underground Solutions; and (ii) expenses of $2,696 incurred in connection with the Company's acquisitions of Underground Solutions, selected assets of Fyfe Europe, the CIPP business of Leif M. Jensen A/S and Concrete Solutions.

(3) Includes the gain on settlement of two lawsuits related to the December 2012 departure of several key leaders in sales and operations for the Tyfo® system.

(4) Includes the reversal of a pre-tax contingency reserve established as part of the opening balance sheet for the acquisition of Brinderson L.P.

AEGION
Stronger. Safer. Infrastructure.

Infrastructure Solutions 1H'18 and 1H'17 Non-GAAP Reconciliation

(in USD thousands)	Six Months Ended June 30, 2018			Six Months Ended June 30, 2017		
	As Reported (GAAP)	Adjustments[1]	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments[2]	As Adjusted (Non-GAAP)
Infrastructure Solutions						
Revenues	$ 295,159	$ —	$ 295,159	$ 277,179	$ —	$ 277,179
Cost of Revenues	232,501	—	232,501	211,564	(156)	211,408
Gross Profit	62,658	—	62,658	65,615	156	65,771
Gross Profit Margin	*21.2%*		*21.2%*	*23.7%*		*23.7%*
Operating Expenses	50,397	(3,310)	47,087	51,081	(34)	51,047
Acquisition and Divestiture Expenses	319	(319)	—	533	(533)	—
Restructuring and Related Charges	2,777	(2,777)	—	—	—	—
Operating Income	$ 9,165	$ 6,406	$ 15,571	$ 14,001	$ 723	$ 14,724
Operating Margin	*3.1%*		*5.3%*	*5.1%*		*5.3%*

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with severance and benefit related costs, early lease and contract termination costs, fixed asset disposals and other restructuring charges; and (ii) expenses incurred in connection with the planned divestiture of the CIPP business in Australia.

(2) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, reversal of reserves for potentially uncollectible receivables, wind-down and other restructuring charges; and (ii) expenses incurred in connection with the Company's acquisition of Environmental Techniques and other potential acquisition activity pursued by the Company during the period.

AEGION™
Stronger. Safer. Infrastructure.®

Infrastructure Solutions FY'17 and FY'16 Non-GAAP Reconciliation

(in USD thousands)	Year Ended December 31, 2017			Year Ended December 31, 2016		
	As Reported (GAAP)	Adjustments[1]	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments[2]	As Adjusted (Non-GAAP)
Infrastructure Solutions						
Revenues	$ 612,154	$ —	$ 612,154	$ 571,551	$ —	$ 571,551
Cost of Revenues	471,331	(141)	471,190	429,870	(3,627)	426,243
Gross Profit	140,823	141	140,964	141,681	3,627	145,308
Gross Profit Margin	*23.0%*		*23.0%*	*24.8%*		*25.4%*
Operating Expenses	106,397	(8,769)	97,628	89,477	(260)	89,217
Goodwill Impairment	45,390	(45,390)	—	—	—	—
Definite-lived Intangible Asset Impairment	41,032	(41,032)	—	—	—	—
Gain on Litigation Settlement	—	—	—	(6,625)	6,625	—
Acquisition-Related Expenses	651	(651)	—	2,696	(2,696)	—
Restructuring and Related Charges	9,160	(9,160)	—	2,630	(2,630)	—
Operating Income (Loss)	$ (61,807)	$ 105,143	$ 43,336	$ 53,503	$ 2,588	$ 56,091
Operating Margin	*n/a*		*7.1%*	*9.4%*		*9.8%*

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with severance and benefit related costs, early lease and contract termination costs and other restructuring and related charges; (ii) impairment charges to goodwill and definite-lived intangible assets related to the Fyfe reporting unit; and (iii) acquisition expenses incurred primarily in connection with the Company's acquisition of Environmental Techniques.

(2) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring and related charges; (ii) inventory step up expense recognized in connection with the Company's acquisition of Underground Solutions; (iii) gain on litigation settlement; and (iv) acquisition expenses incurred primarily in connection with the Company's acquisition of Underground Solutions, selected assets of Fyfe Europe, the CIPP business of Leif M. Jensen A/S and Concrete Solutions.

AEGION
Stronger. Safer. Infrastructure.

Corrosion Protection 1H'18 and 1H'17 Non-GAAP Reconciliation

(in USD thousands)	Six Months Ended June 30, 2018			Six Months Ended June 30, 2017		
	As Reported (GAAP)	Adjustments[1]	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments	As Adjusted (Non-GAAP)
Corrosion Protection						
Revenues	$ 194,494	$ —	$ 194,494	$ 251,105	$ —	$ 251,105
Cost of Revenues	146,381	—	146,381	187,506	—	187,506
Gross Profit	48,113	—	48,113	63,599	—	63,599
Gross Profit Margin	*24.7%*		*24.7%*	*25.3%*		*25.3%*
Operating Expenses	42,935	(1,518)	41,417	45,148	—	45,148
Acquisition and Divestiture Expenses	905	(905)	—	—	—	—
Restructuring and Related Charges	552	(552)	—	—	—	—
Operating Income	$ 3,721	$ 2,975	$ 6,696	$ 18,451	$ —	$ 18,451
Operating Margin	*1.9%*		*3.4%*	*7.3%*		*7.3%*

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with severance and benefit related costs, early lease and contract termination costs and other restructuring charges; and (ii) expenses incurred in connection with the acquisition of Hebna and the planned divestiture of the Bayou business.

AEGION

Stronger. Safer. Infrastructure.

Corrosion Protection FY'17 and FY'16 Non-GAAP Reconciliation

(in USD thousands)	Year Ended December 31, 2017			Year Ended December 31, 2016		
	As Reported (GAAP)	Adjustments[1]	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments[2]	As Adjusted (Non-GAAP)
Corrosion Protection						
Revenues	$ 456,139	$ —	$ 456,139	$ 401,469	$ —	$ 401,469
Cost of Revenues	347,899	(15)	347,884	318,200	(278)	317,922
Gross Profit	108,240	15	108,255	83,269	278	83,547
Gross Profit Margin	*23.7%*		*23.7%*	*20.7%*		*20.8%*
Operating Expenses	89,877	(2,248)	87,629	77,657	(483)	77,174
Acquisition and Divestiture Expenses	2,272	(2,272)	—	—	—	—
Restructuring and Related Charges	3,654	(3,654)	—	3,803	(3,803)	—
Operating Income	$ 12,437	$ 8,189	$ 20,626	$ 1,809	$ 4,564	$ 6,373
Operating Margin	*2.7%*		*4.5%*	*0.5%*		*1.6%*

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with severance and benefit related costs, early lease and contract termination costs, and other restructuring and related charges; and (ii) expenses incurred in connection with the planned divestiture of Bayou.

(2) Includes non-GAAP adjustments related to pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring and related charges.

Energy Services 1H'18 and 1H'17 Non-GAAP Reconciliation

(in USD thousands)	Six Months Ended June 30, 2018			Six Months Ended June 30, 2017		
	As Reported (GAAP)	Adjustments	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments	As Adjusted (Non-GAAP)
Energy Services						
Revenues	$ 170,238	$ —	$ 170,238	$ 151,364	$ —	$ 151,364
Cost of Revenues	148,452	—	148,452	133,398	—	133,398
Gross Profit	21,786	—	21,786	17,966	—	17,966
Gross Profit Margin	*12.8%*		*12.8%*	*11.9%*		*11.9%*
Operating Expenses	17,032	—	17,032	14,626	—	14,626
Operating Income	$ 4,754	$ —	$ 4,754	$ 3,340	$ —	$ 3,340
Operating Margin	*2.8%*		*2.8%*	*2.2%*		*2.2%*

AEGION

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Energy Services FY’17 and FY’16 Non-GAAP Reconciliation

(in USD thousands)	Year Ended December 31, 2017			Year Ended December 31, 2016		
	As Reported (GAAP)	Adjustments	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments[1]	As Adjusted (Non-GAAP)
Energy Services						
Revenues	$ 290,726	$ —	$ 290,726	$ 248,900	$ —	$ 248,900
Cost of Revenues	254,977	—	254,977	220,686	—	220,686
Gross Profit	35,749	—	35,749	28,214	—	28,214
Gross Profit Margin	*12.3%*		*12.3%*	*11.3%*		*11.3%*
Operating Expenses	29,552	—	29,552	29,965	(3,100)	26,865
Restructuring and Related Charges	—	—	—	2,735	(2,735)	—
Operating Income (Loss)	$ 6,197	$ —	$ 6,197	$ (4,486)	$ 5,835	$ 1,349
Operating Margin	*2.1%*		*2.1%*	*n/a*		*0.5%*

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, early lease termination costs, severance and benefit related costs, and other restructuring and related charges; and (ii) reversal of a contingency reserve established as part of the opening balance sheet for the acquisition of Brinderson L.P.

AEGION
Stronger. Safer. Infrastructure.